                                                        RCM
                                                        STRATEGIC
                                                        GLOBAL
                                                        GOVERNMENT
                                                        FUND

                                                        QUARTERLY
                                                        REPORT
                                                        APRIL 30, 1997

LETTER TO SHAREHOLDERS
------------------------

                                                                           PHOTO

Dear Shareholders:

The internationally oriented portfolio mix of the RCM Strategic
Global Government Fund (NYSE symbol: RCS) served the Fund well for the quarter ended April 30, 1997. For the quarter, RCS earned net investment income of $7.7 million or $0.25 per share compared to $7.4 million or $0.24 per share in the same quarter last year. In comparison to last year, the additional income was contributed by portfolio reallocations into higher yielding emerging market fixed-income investments as well as the addition of Canadian debt securities. The benefits of global diversification helped RCS produce quarterly returns of 1.1% and 2.1% on net asset value and market price performance, respectively.

During the quarter, the Federal Reserve raised short-term interest rates by one-quarter of one percent. Although not a significant event in itself, the increase signaled the monetary authorities' resolve to prevent inflation in the United States from accelerating. Last year at quarter-end, RCS had 35% of its duration exposure (contribution to portfolio price volatility) in the United States. As of the end of April 1997, only 4% of your Fund's price volatility was directly linked to United States interest rates. The progressive decrease in duration in the United States reflected the emergence of better opportunities abroad in 1996 and early 1997. More recently, the potential for further restrictive Federal Reserve actions suggests that non-U.S. investments remain relatively more attractive.

We believe that RCS continues to be well positioned to achieve consistent dividend income production. We very much appreciate your support, and we look forward to achieving continued success.

Respectfully,

     [SIGNATURE]

Gary W. Schreyer
CHAIRMAN
MAY 15, 1997

FUND HIGHLIGHTS
---------------
QUARTERLY FINANCIAL INFORMATION (UNAUDITED)

PERIOD ENDED*                                       4/30/97  1/31/97  10/31/96  7/31/96  4/30/96
------------------------------------------------------------------------------------------------
Total investment income                             $ 8,766  $ 7,848  $  8,116  $ 8,584  $ 8,465
Total investment income per share                      0.29     0.25      0.27     0.28     0.28
Net investment income                                 7,679    6,687     7,038    7,503    7,437
Net investment income per share                        0.25     0.22      0.23     0.25     0.24
Net realized and unrealized gain (loss)              (4,200)   8,577    11,186   (3,998)  (9,602)
Net realized and unrealized gain (loss) per share     (0.14)    0.28      0.37    (0.13)   (0.31)
Net asset value at end of period                      11.76    11.87     11.62    11.24    11.35
Market price at end of period                         10.63    10.63     10.00     9.75     9.63
Total return on market price                           2.09%    8.86%     4.86%    3.62%   (3.99)%
Total return on net asset value                        1.14%    4.66%     5.69%    1.30%   (0.30)%
Dividend from net investment income                 $  0.22  $  0.26  $   0.22  $  0.22  $  0.22
Effective dividend yield**                             8.36%    8.36%     8.88%    9.11%    9.23%

KEY CHARACTERISTICS                                     4/30/97
---------------------------------------------------------------
MONTHLY DIVIDEND PER SHARE                          $     0.074
EFFECTIVE DIVIDEND YIELD**                                 8.36%
MARKET PRICE PER SHARE                              $     10.63
NET ASSET VALUE PER SHARE                           $     11.76
DURATION                                              4.7 YEARS
AVERAGE CREDIT QUALITY                                       AA

 * IN THOUSANDS EXCEPT PER SHARE DATA.

** LAST MONTHLY DIVIDEND DIVIDED BY MARKET PRICE AND ANNUALIZED.

FUND MANAGERS' DISCUSSION AND ANALYSIS
----------------------------------------

WHAT IS LIKELY TO HAPPEN TO THE MAJOR FACTORS AFFECTING GLOBAL BONDS?

RCM Capital Management, L.L.C. ("RCM"), the Fund's investment manager, anticipates that global economic volatility will remain low and that financial asset prices will be supported in such an environment. In addition, RCM believes there is a solid, secular global trend towards lower inflation and lower interest rate volatility. This trend is driven in part by a global convergence of policies, including freer trade, fiscal prudence, inflation restraint, privatization, pension reform and deregulation. Countries are now focused on putting their economies on a competitive footing, driven by the desire to improve both trade and access to capital markets. However, this trend is not as apparent in the United States as a result of its current cycle that carries a risk of higher inflation.

HOW IS RCS RESPONDING TO THE U.S. INFLATION RISK?

The U.S. economy is on a course that historically has resulted in inflation. In theory and in practice, there is some point where near-capacity production and full employment lead to inflationary pressures. Currently available data, including overall higher wages and high consumer confidence, among others, suggest that we are at or near that point. As a result, the Federal Reserve is in the position of having to determine whether or not to execute "a preemptive strike" against inflationary pressures, a difficult decision because inflationary data used in making such a determination reflects the past and not the future. In addition, because the Federal Reserve's credibility is dependent in large part on interest rate stability, the Federal Reserve is likely to be wary of "getting behind the curve" by permitting inflation to grow. Nonetheless, RCM expects incremental, upward changes to short-term interest rates in the United States. Given this expectation, RCM is underweighting the United States in favor of Europe and Latin America. Accordingly, overall Fund duration at the end of the first quarter was 4% United States, 47% Europe, 36% Latin America and 13% Canada. Although Canadian interest rates historically have moved in parallel with U.S. rates, RCM believes there are dynamics in the Canadian economy that will allow Canadian interest rates to move independently of U.S. rates.

FUND MANAGERS' DISCUSSION AND ANALYSIS
----------------------------------------

WILL THE MOVE TO A SINGLE EUROPEAN CURRENCY HELP THE FUND'S EUROPEAN EXPOSURE THIS YEAR?

Europe is moving toward a single currency to achieve a quantum leap in its economic competitiveness. In combination with the political efforts being made, the new currency should facilitate trade and a freer movement of labor. As a result, it is forecasted that a single currency would result in substantial savings in transaction costs between European nations. In 1997, there is likely to be considerable jostling as countries work to meet the target requirements for monetary union while trying to keep their electorates focused on the larger goal of global competitiveness. Governments will be balancing the need to reduce deficits and stimulate market reform while maintaining the public's confidence. To avoid derailing these efforts, European countries generally are reluctant to raise interest rates significantly without evidence of rapid economic advancement. As a consequence, although in 1994 European interest rates rose in parallel with U.S. rates, RCM anticipates that in 1997 European rates will stabilize or rise less than U.S. rates.

HOW DID RCS DO THIS QUARTER?

For the quarter ended April 30, 1997, a steady dividend stream delivered returns of 1.1% and 2.1% on a net asset value and market price basis, respectively.
Consistent with last quarter, RCS invested in three primary sectors: U.S. mortgage-related securities, Europe and Latin America. The combination of these sectors makes benchmark comparisons challenging. For reference, RCS provides returns for three indices as representative of its primary market sectors: mortgages, developed foreign and emerging markets. For the three-month period ended April 30, RCS and related reference returns were:

                                                    THREE MONTHS ENDED
REFERENCE RETURNS                                       APRIL 30, 1997
----------------------------------------------------------------------
RCS return on market price                                       2.09%
RCS return on net asset value                                    1.14%
Salomon Brothers Mortgage Security Index                         0.79%
Salomon Brothers World Government Bond Index                     0.60%
J.P. Morgan Emerging Market Bond Index                           1.14%

FUND MANAGERS' DISCUSSION AND ANALYSIS
----------------------------------------

WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND'S INVESTMENT POSITIONS THIS QUARTER?

There were no significant changes in the Fund's income sources or geographical exposure since fiscal year-end. U.S. positions are predominantly mortgage-related instruments issued or guaranteed by the U.S. Government and its agencies. Exposure to European and Canadian rates is accomplished through interest rate swaps that are denominated in U.S. dollars. At quarter-end, European and Canadian positions totaled $250 million in notional amount and generally related to 5- and 7- year interest rates, as detailed on page 5. Emerging market positions in Latin America, including government-guaranteed securities of Mexico, Brazil and Argentina, made up 36% of total duration. All RCS positions are denominated in U.S. dollars.

SUPPLEMENTAL INFORMATION
----------------------------------------

                              INTEREST RATE SWAPS

An interest rate swap is a financial contract that typically involves an exchange of obligations by two parties. For example, the Fund may exchange with another party their respective rights to receive fixed interest rate payments and floating interest rate payments. RCS will usually enter into interest rate swaps on a net basis, which means that the two payment streams (one from the Fund and one to the Fund) are netted out, with the Fund receiving or paying only the net amount of the two payments.

Beginning in 1995, RCM sought to find a more efficient way to hold foreign bonds in developed countries like Germany and The Netherlands, while minimizing currency risk. RCM found, in U.S. dollar-denominated interest rate swaps, a way to help RCS achieve its goals. First, swaps allow RCS to benefit from stable or declining foreign interest rates. Second, they produce income. Third, they avoid foreign currency exchange risk, since all interest payments and any future gains or losses are in U.S. dollars.

As of April 30, 1997, the Fund had the following outstanding interest rate swap agreements at the following rates:

          COUNTER-
NOTIONAL     PARTY                                    SWAP                          UNREALIZED
  AMOUNT    CREDIT                   TERMINATION  MATURITY      RATE   RATE       APPRECIATION
  (000s)    RATING          COUNTRY         DATE      DATE  RECEIVED   PAID     (DEPRECIATION)
--------  --------  ---------------  -----------  --------  --------  -----  -----------------
$ 75,000        AA          Germany       1/4/99    1/3/02     5.42%  3.45%+ $       1,671,300
  25,000       AAA  The Netherlands       1/4/99    1/3/02     5.38%  3.37%+           528,200
  25,000         A  The Netherlands       1/4/99    1/3/02     5.38%  3.37%+           485,300
  25,000         A          Belgium       1/4/99    1/3/04     6.05%  3.50%+           724,800
  25,000       AAA      Switzerland       1/4/99    1/3/04     4.08%  1.95%+         1,018,450
  25,000         A          Finland       1/4/99    1/3/02     5.82%  3.75%+           444,100
  50,000       AAA           Canada       1/4/99    1/3/04     6.05%  3.60%+        (1,239,950)
  70,000        AA    United States       3/1/98    3/1/98     5.69%* 5.49%            355,460
--------                                                                     -----------------
$320,000                                                                     $       3,987,660
--------                                                                     -----------------
--------                                                                     -----------------

* FLOATING RATE BASED ON 1-MONTH LIBOR (LONDON INTERBANK OFFERED RATE).

+ FLOATING RATE BASED ON THE COUNTRY'S 6-MONTH INTERBANK OFFERED RATE.

RCS INVESTMENT INCOME SUMMARY
---------------------------------

                                                    3 MONTHS ENDED   3 MONTHS ENDED   3 MONTHS ENDED
                                                    APRIL 30, 1997   APRIL 30, 1997   APRIL 30, 1996
                                                        PERCENTAGE           (000s)           (000s)
----------------------------------------------------------------------------------------------------
UNITED STATES
  Mortgage Pass-Throughs                                     38.5%       $    3,377       $    3,769
  Mortgage Projects/CMO's                                    18.6%            1,629            1,830
  Mortgage Dollar Rolls                                       4.8%              420              543
  Cash & Other                                                1.1%               92               42
----------------------------------------------------------------------------------------------------
  Total United States                                        63.0%            5,518            6,184
----------------------------------------------------------------------------------------------------
DEVELOPED FOREIGN
  Germany                                                     4.3%              377              321
  Canada                                                      3.4%              299               --
  The Netherlands                                             2.9%              256              225
  Belgium                                                     1.8%              155              145
  Switzerland                                                 1.5%              134              143
  Finland                                                     1.5%              132              125
----------------------------------------------------------------------------------------------------
  Total Developed Foreign                                    15.4%            1,353              959
----------------------------------------------------------------------------------------------------
EMERGING MARKETS
  Mexico                                                      6.3%              553              452
  Brazil                                                      6.3%              552              355
  Argentina                                                   6.0%              527              515
  Panama                                                      2.3%              206               --
  Colombia                                                    0.7%               57               --
----------------------------------------------------------------------------------------------------
  Total Emerging Markets                                     21.6%            1,895            1,322
----------------------------------------------------------------------------------------------------
  RCS Totals                                                100.0%       $    8,766       $    8,465
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

RCS PORTFOLIO SUMMARY
------------------------

                                                                                  PERCENTAGE OF
                                                       AVERAGE         DURATION           TOTAL
APRIL 30, 1997                                       DURATION*    CONTRIBUTION*        DURATION
-----------------------------------------------------------------------------------------------
UNITED STATES
  United States                                            0.6              0.2            4.3%
DEVELOPED FOREIGN
  Germany                                                  3.4              0.7           14.9%
  Canada                                                   4.6              0.6           12.8%
  The Netherlands                                          3.4              0.5           10.6%
  Switzerland                                              5.2              0.4            8.5%
  Belgium                                                  4.8              0.4            8.5%
  Finland                                                  3.4              0.2            4.3%
-----------------------------------------------------------------------------------------------
  Total Developed Foreign                                  4.0              2.8           59.6%
-----------------------------------------------------------------------------------------------
EMERGING MARKETS
  Brazil                                                   8.4              0.5           10.6%
  Argentina                                                7.4              0.5           10.6%
  Mexico                                                   7.3              0.4            8.5%
  Panama                                                   7.5              0.2            4.3%
  Colombia                                                 6.9              0.1            2.1%
-----------------------------------------------------------------------------------------------
  Total Emerging Markets                                   7.6              1.7           36.1%
-----------------------------------------------------------------------------------------------
  RCS Totals                                               4.7              4.7          100.0%
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------

* IN YEARS. DURATION IS A MEASURE OF A BOND'S SENSITIVITY TO CHANGES IN INTEREST RATES. FOR EXAMPLE, IF THE FUND'S DURATION WAS ONE YEAR AND INTEREST RATES INCREASE 1%, THE VALUE OF THE FUND'S INVESTMENTS WOULD BE EXPECTED TO DECLINE 1%.

INVESTMENTS IN SECURITIES AND NET ASSETS
----------------------------------------------------------
APRIL 30, 1997 (UNAUDITED)

COUNTRY/  PRINCIPAL                                                                       VALUE
CURRENCY    (000's)   DESCRIPTION                                                         (US$)
-----------------------------------------------------------------------------------------------

INVESTMENTS IN DEBT SECURITIES - 113.1%*
ARGENTINA - 6.2%
USD                   Republic of Argentina
             15,000    5.25%  Step-Up Coupon, 03/31/23                            $   9,768,750
              4,000    8.38%, 12/20/03                                                3,926,000
              4,000    9.25%, 02/23/01                                                4,116,000
              4,000   10.95%, 11/01/99                                                4,242,000
                                                                                  -------------
                      Total Argentina                                                22,052,750
                                                                                  -------------
BRAZIL - 6.3%
USD          16,249   Federal Republic of Brazil C Bond,
                      4.50% with 3.50% Interest Capitalization, 04/15/14             12,329,213
             10,000   Federal Republic of Brazil, 8.88%, 11/05/01                    10,100,000
                                                                                  -------------
                      Total Brazil                                                   22,429,213
                                                                                  -------------
COLOMBIA - 1.0%
USD           4,000   Republic of Colombia, 7.63%, 02/15/07                           3,754,000
                                                                                  -------------
MEXICO - 6.1%
USD                   United Mexican States
              5,000    6.25%, 12/31/19                                                3,612,500
              6,000    9.75%, 02/06/01                                                6,258,000
              7,000   11.38%, 09/15/16                                                7,318,500
              4,326   11.50%, 05/15/26                                                4,581,234
                                                                                  -------------
                      Total Mexico                                                   21,770,234
                                                                                  -------------
PANAMA - 3.0%
USD           8,112   Panama PDI, 4.00% with 2.56%
                      Interest Capitalization, 07/17/16                               6,865,186
              4,000   Republic of Panama, 7.88%, 02/13/02, 144A**                     3,934,000
                                                                                  -------------
                      Total Panama                                                   10,799,186
                                                                                  -------------
UNITED STATES - 90.5%
USD                   MORTGAGE-BACKED SECURITIES - 71.7%
            126,546   FHLMC   7.50%,  2025 - 2026                                   125,900,910
             16,348   FNMA    7.50%,  2026 - 2027                                    16,233,685
              9,461   GNMA    7.50%,  2006 - 2026                                     9,399,839
             19,085   FHLMC   8.00%,  2023 - 2025                                    19,383,140
              4,911   GNMA    8.00%,  2016 - 2022                                     5,049,907
                699   GNMA    8.50%,  2016 - 2023                                       722,985

 * PERCENTAGE OF NET ASSETS
** SECURITY PURCHASED PURSUANT TO RULE 144A OF THE SECURITIES ACT OF 1933 AND
   MAY BE RESOLD ONLY TO QUALIFIED INSTITUTIONAL BUYERS.

INVESTMENTS IN SECURITIES AND NET ASSETS
----------------------------------------------------------
APRIL 30, 1997 (UNAUDITED)

COUNTRY/  PRINCIPAL                                                                       VALUE
CURRENCY    (000's)   DESCRIPTION                                                         (US$)
-----------------------------------------------------------------------------------------------
USD                   MORTGAGE-BACKED SECURITIES - (CONTINUED)
             54,000   FNMA    7.50%,  2027  TBA                                   $  53,623,620
             11,000   GNMA    7.50%,  2027  TBA                                      10,912,770
             10,371   FHA Project Pool 56,   7.43%, 11/01/22                         10,406,926
              5,959   FHA Project Pool 144 S, 7.43%, 06/01/24                         5,746,293
                                                                                  -------------
                      Total Mortgage-Backed Securities                              257,380,075
                                                                                  -------------
USD                   COLLATERALIZED MORTGAGE OBLIGATIONS - 18.8%
                      DLJ Mortgage Acceptance Corp.
              1,000   Series 1994-MF11, Class A2 8.10%, 06/18/04                      1,019,063
              4,850   Series 1994-MF11, Class A3 8.10%, 06/18/04                      4,891,111
                      Federal Home Loan Mortgage Corp.
             17,932   Series 1667, Class PE 6.00%, 03/15/08                          17,161,484
             22,786   Series 1665, Class N 6.50%, 01/15/24                           20,554,866
                      G E Capital Mortgage Services, Inc.
              4,451   Series 1994-12, Class B1 6.00%, 04/25/09                        4,115,609
             22,000   Series 1994-10, Class A15 6.50%, 03/25/24                      19,836,094
                                                                                  -------------
                      Total Collateralized Mortgage Obligations                      67,578,227
                                                                                  -------------
TOTAL INVESTMENTS -- (COST $399,440,608)                                            405,763,685
                                                                                  -------------
Payable for Investments Purchased -- (17.8%)                                        (63,790,625)
Payable for Investments Sold on a Forward Commitment Basis, net -- (36.3%)+        (130,287,727)
Other Assets Less Liabilities -- 41.0%                                              147,121,272
                                                                                  -------------
NET ASSETS -- 100.0%                                                              $ 358,806,605
                                                                                  -------------
                                                                                  -------------

TERMS
FHA       -- Federal Housing Administration
FHLMC     -- Federal Home Loan Mortgage Corporation
FNMA      -- Federal National Mortgage Association
GNMA      -- Government National Mortgage Association
TBA       -- To Be Announced, Standard Settlement
USD       -- United States Dollars

+ On a forward commitment basis, the Fund has agreed to sell the following U.S. Treasury securities:

          PRINCIPAL                                                    VALUE
CURRENCY    (000's)   DESCRIPTION                                      (US$)
----------------------------------------------------------------------------
USD       $  56,600   U.S. Treasury Bonds 6.88%, 08/15/25       $ 55,588,558
USD          66,850   U.S. Treasury Bonds 8.13%, 08/15/21         75,053,164
          ---------                                             ------------
          $ 123,450   (Cost $130,059,072)                       $130,641,722
          ---------                                             ------------
          ---------                                             ------------

SPECIAL FOCUS
-------------

                               CREDIT RISK & RCS

Over the last year, U.S. bond investors have tended to accept more credit risk in order to capture both higher yield and greater returns. The willingness to accept increased credit risk is being expressed through investments in emerging markets and high-yield corporate bonds (also commonly known as "junk bonds"). There are a number of factors that have contributed to this shift. Below is a description of some of the factors and how RCS is positioned relative to this trend.

In the United States, interest rates have declined substantially over the last decade and a half, diminishing the absolute level of yields available to investors. To receive an incremental yield above that of U.S. Treasuries, investors often invest in investment grade corporate bonds. However, the yield advantage of investment grade corporates over U.S. Treasuries is now at historic lows. As RCS was established predominantly as a government fund, its ability to use investment grade corporates is limited.

An alternative to investment grade corporates is found in mortgage-backed securities. Mortgage securities provide returns as much as 1% higher than the yield of U.S. Treasuries. In terms of creditworthiness, these bonds tend to be issued by the U.S. Government and its agencies. In exchange for the higher yield, the investor must manage the change in price sensitivity of the bonds as homeowners prepay or refinance their mortgages. RCM's experience in mortgage securities allows RCS to benefit from the higher yield and "Aaa" credit ratings of these securities, despite their risk characteristics.

Non-investment grade bonds in the United States have benefited significantly from the overall strength of the U.S. economy. Perception of the default potential of these bonds has decreased substantially. As noted in the FUND MANAGERS' DISCUSSION AND ANALYSIS, because of the secular global trend of lower economic volatility, the credit quality of non-investment grade debt should continue to improve. As with investment grade corporates, RCS's goal of holding predominantly government issues limits our participation in high-yield corporates.

SPECIAL FOCUS
-------------

Overseas, the secular trend of improved economic stability has driven the recent successes of emerging market debt. Emerging market debt tends to be non-investment grade with ratings often in the range of "B" to "BB." For example, yields available on U.S. dollar denominated debt issued by Latin American governments now range between 2% and 5% above U.S. Treasuries. This is a general improvement (lower yield) of approximately 2% in the last year alone. RCS takes government credit risk in emerging markets by focusing on the more liquid countries of Latin America. In assessing the additional yield from emerging market credit, RCM weighs the contribution to income against both the overall credit and duration risks of the bonds.

RCS generally accepts increased credit risk to increase overall yield by investing in the emerging market sector. The emerging market issuers in the RCS portfolio are government-owned entities and are denominated in U.S. dollars. The overall credit allocation of the Fund's total investments is shown below.

                                         CREDIT QUALITY
                                         APRIL 30, 1997
                                                                                   PERCENTAGE OF
RATING                                                                         TOTAL INVESTMENTS
------------------------------------------------------------------------------------------------
AAA                                                                                        77.6%
AA                                                                                          0.3%
A                                                                                           2.2%
BBB                                                                                         0.9%
BB                                                                                         13.5%
B                                                                                           5.5%
                                                                                          ------
Total                                                                                     100.0%

DIVIDEND REINVESTMENT PLAN
---------------------------

Under the Fund's Dividend Reinvestment Plan (the "Plan"), a stockholder whose shares of common stock are registered in his or her own name will have all distributions from the Fund reinvested automatically by State Street Bank and Trust Company (the "Plan Agent") as agent under the Plan, unless the stockholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless that service is not provided by the broker or nominee or the stockholder elects to receive distributions in cash.

When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the dividend payment date, Plan participants will be issued shares of common stock valued at the net asset value most recently determined or, if net asset value is less than 95% of the then current market price of the common stock, at 95% of the market value.

If the market price of the common stock is less than the net asset value of the common stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, a broker-dealer not affiliated with the Fund's principal underwriter, as purchasing agent for Plan participants (the "Purchasing Agent"), will buy common stock in the open market for the participants' accounts. If the market price exceeds the net asset value of shares before the Purchasing Agent has completed its purchases, the Purchasing Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. The Plan Agent's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

Plan participants may terminate their participation in the Plan by giving written notice to the Plan Agent. The Fund reserves the right to amend or terminate the Plan. To obtain a full description of the Plan or to obtain any other information about the Plan, please contact State Street Bank and Trust Company, P.O. Box 8209, Boston, Massachusetts 02266-8209 or call (800) 426-5523.

CORPORATE INFORMATION
-----------------------------

DIRECTORS
Gary W. Schreyer, CHAIRMAN
William A. Hasler
Francis E. Lundy
James M. Whitaker

AUDIT COMMITTEE
William A. Hasler
Francis E. Lundy
James M. Whitaker

NOMINATING COMMITTEE
Gary W. Schreyer
William A. Hasler

OFFICERS
Richard W. Ingram
 PRESIDENT, CHIEF FINANCIAL OFFICER AND ASSISTANT TREASURER
John E. Pelletier
 VICE PRESIDENT AND ASSISTANT SECRETARY
Elizabeth A. Keeley
 VICE PRESIDENT AND ASSISTANT SECRETARY
Caroline M. Hirst
 SECRETARY AND TREASURER

INVESTMENT MANAGER
RCM Capital Management, L.L.C.
Four Embarcadero Center
San Francisco, California 94111

PORTFOLIO MANAGERS
Eamonn F. Dolan
Stephen Kim
Jack L. Bernard
Mark E. Raaberg

ADMINISTRATOR, CUSTODIAN AND
TRANSFER AGENT
State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts 02171
(800) 426-5523

INDEPENDENT AUDITORS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

COUNSEL
Ropes & Gray
One International Place
Boston, Massachusetts 02110-2624

RCM Capital Management, L.L.C. is an institutional money manager headquartered in San Francisco with approximately $26 billion in managed assets, including approximately $10 billion in fixed income securities. RCM has over 20 years of experience in active fixed income investment management for corporate retirement plans, endowments, foundations, insurance companies, nuclear decommissioning trusts and select individuals.

RCM STRATEGIC GLOBAL
GOVERNMENT FUND, INC.

MARKET PRICES FOR RCS SHARES ARE PUBLISHED DAILY IN THE WALL STREET JOURNAL AS "RCM STRATG," AND IN THE NEW YORK TIMES AS "RCMSTGLFD," AND IN LOCAL NEWSPAPERS IN THE NEW YORK STOCK EXCHANGE LISTINGS. NET ASSET VALUE IS PUBLISHED WEEKLY AND APPEARS EACH MONDAY IN THE WALL STREET JOURNAL AND IN THE NEW YORK TIMES UNDER THE CAPTION "CLOSED-END BOND FUNDS." THE WEEKLY NET ASSET VALUE IS ALSO AVAILABLE EACH SATURDAY IN BARRON'S.

THIS REPORT IS SENT TO THE SHAREHOLDERS OF RCS FOR THEIR INFORMATION. THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE FUND. THIS IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THE REPORT. IF YOU WOULD LIKE A COPY OF THE MOST RECENT ANNUAL REPORT (INCLUDING AUDITED FINANCIAL STATEMENTS), PLEASE CONTACT YOUR BROKER OR CALL RCM DIRECTLY AT (415) 954-5400.

INVESTMENT MANAGER:
RCM CAPITAL MANAGEMENT, L.L.C.
FOUR EMBARCADERO CENTER
SAN FRANCISCO, CALIFORNIA 94111